UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ROYAL INVEST INTERNATIONAL CORP.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐
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ROYAL INVEST INTERNATIONAL CORP.

595 Fifth Avenue, 4th Floor

New York, New York 10017

(203) 557-3845

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 27, 2008

To the Stockholders:

The Annual Meeting of the Stockholders of Royal Invest International Corp. (the Company or RIIC) will be held on Tuesday, June 10, 2008 at 1:00 p.m., at the Company's European offices at Ditlaar 7, 1066 EE Amsterdam, The Netherlands, for the following purposes:

●	To elect three (3) directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

●	To consider and act upon a proposal to ratify the appointment of independent public accountants for fiscal 2008.

●	To transact such other business as may properly come before the meeting and all adjournments thereof.

Only stockholders of record at the close of business on May 1, 2008 will be entitled to notice of, and to vote at, said meeting. The stock transfer books will not be closed.  A complete list of stockholders entitled to vote at the meeting will be available for inspection at the meeting.

All stockholders are cordially invited to attend the meeting in person; however, to assure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage prepaid envelope.  Any stockholder attending the meeting may vote in person even if a proxy has been submitted previously.

By order of the Board of Directors

Nathan Lapkin, Secretary

PLEASE SIGN, DATE AND RETURN PROXY IN ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

YOU MAY WITHDRAW PROXY AND VOTE IN PERSON IF YOU ATTEND.

ROYAL INVEST INTERNATIONAL CORP.

595 Fifth Avenue, 4th Floor

New York, New York 10017

(203) 557-3845

PROXY STATEMENT

This proxy statement is furnished to stockholders of Royal Invest International Corp. in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's European offices at Ditlaar 7, 1066 EE Amsterdam, The Netherlands, on Tuesday, June 10, 2008, at 1:00 p.m., and all adjournments thereof.  The Company's Annual Report for its fiscal year ended December 31, 2007, including financial statements, and this proxy statement and form of proxy/voting instruction card ("proxy card" or "proxy") are being mailed to the stockholders commencing May 27, 2008.

VOTING

Only stockholders of record at the close of business on May 1, 2008 are entitled to notice of, and to vote at, the meeting.  At that date, there were 150,208,861 outstanding shares of Common Stock, $.001 par value.  Each share is entitled to one vote.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (1) giving notice to ELGT of such revocation; (2) voting in person at the meeting; or (3) executing and delivering a proxy bearing a later date.

All properly executed proxies not revoked will be voted at the meeting in accordance with the instructions contained therein.  Proxies containing no instructions specified in the form of proxy will be voted in favor of management's nominees to the Board of Directors and ratification of Meyler & Company as the Company's auditors.  If any other matters are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting the proxies.  A stockholder who has executed and returned a proxy may revoke it at any time  before it is voted, but only by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company or by attending the meeting and voting in person.  Only votes cast in person or by proxy will be counted at the meeting.  Abstentions will be reflected in the minutes of the meeting.

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be paid by the Company. Solicitation of proxies may be accomplished by use of mail, telephone or telegraph by the directors, officers or regular employees of RIIC.  The Company may request persons holding stock in their name for others or in the names of nominees for others, to obtain proxies from their principals and the Company will reimburse such persons for their expenses in so doing.  The cost involving postage, telephone, legal, accounting, printing and stock transfer requirements, for the solicitation of proxies is estimated to be no greater than $5,000.

1. ELECTION OF DIRECTORS

The By-laws of the Company provide that the number of Directors to be elected at any meeting of stockholders shall be determined by the Board of Directors.  The Board has determined that four directors of which two are non-management nominees shall be elected at the Annual Meeting.

The following three (3) persons are nominees for re-election as Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.  Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of Proxy to nominate and vote for the persons named.  The following sets forth the names of the nominees and related information:

Name	Age	Position with the Company

Ted van Lidth de Jeude	66	Chairman of the Board & Director

Jerry Gruenbaum	52	President, Chief Executive Officer & Director

Nathan Lapkin	42	Vice President, Chief Financial Officer & Director

Ted van Lidth de Jeude – Chairman of the board & Director
Mr. Ted P. van Lidth de Jeude was a former civil law notary and partner of a leading (tax) law firm in The Netherlands as a member of the real property practice group. His expertise is in the areas of organizing the transactions of major real property portfolios , often through the use of transfer of shares in private companies or via cooperative relationships consisting of companies or limited partnerships. He also advises on the setting up of construction projects as well as their break-up and sell-off, the split-up of registered property, registered property classified under the Estates Act and listed and historic buildings. Ted is a speaker for Euroforum on the topics of investing in real property via partnerships, security rights, succession in family businesses and underground construction.  He studied material law at Utrecht University.

Jerry Gruenbaum - Chief Executive Officer
Jerry Gruenbaum has been admitted to practice law since 1979 and is a licensed attorney in various states including the State of Connecticut. He currently serves as an officer and/or member of the board of directors of various publicly traded companies. A holder of securities licenses Series 4, 7, 24, 27 53, 63, and 65, he is the Chairman of the Board, and CEO of the Puritan Financial Group, a publicly traded financial company, and its FINRA member, SEC licensed brokerage firms Puritan Securities, Inc.  He is a former President and a Chairman of the Board of Directors of a multinational publicly traded company with operations in Hong Kong and the Netherlands. He worked for the tax departments at KPMG Peat Marwick LLP and Arthur Anderson & Co. He is the current securities Compliance Director for Puritan Securities, Inc. and previously served in that capacity for CIGNA Securities, a division of CIGNA Insurance. He has lectured and taught as a member of the faculty at various Colleges and Universities throughout the United States in the areas of Industrial and financial Accounting, taxation, business law, and investments. Attorney Gruenbaum graduated with a B.S. degree from Brooklyn College - C.U.N.Y. Brooklyn, New York; has a M.S. degree in Accounting from Northeastern University Graduate School of Professional Accounting, Boston, Massachusetts; has a J.D. degree from Western New England College School of Law, Springfield, Massachusetts; and an LL.M. in Tax Law from the University of Miami School of Law, Coral Gables, Florida.

Nathan Lapkin – Chief Financial Officer
Mr. Nathan Lapkin career includes positions in corporate finance, institutional trading, institutional sales and investment banking. He currently serves as an officer and/or member of the board of directors of various publicly traded companies. A holder of securities licenses Series 7, 24, 63, and 65, he is the Chief Financial Officer and member of the board of the Puritan Financial Group, a publicly traded financial company, and its FINRA member brokerage firms Puritan Securities, Inc.  He previously worked for Thompson Financial in New York City, and sat on Morgan Stanley's domestic and international trading desks and HSBC's International trading desk. He worked in the domestic U.S. Institutional sales desk at UBS Warburg, where he was given direct responsibility and co-responsibility for large institutional accounts, including several hedge funds. He previously was employed in the corporate finance department of LensCrafters’ Canadian headquarters in Toronto where he was involved in a CDN $20 million sales retail optical chain acquisition, in addition to the capital and operational budgeting. As a financial analyst, Mr. Lapkin wrote the monthly management discussion and analysis used for corporate reporting. Mr. Lapkin graduated with honors from Syracuse University with a Masters in Business Administration (concentrations in Finance and Statistics) and the University of Manitoba, with a Bachelor in Commerce with concentrations in finance and economics.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Meyler & Company, LLC as independent public accountants of the Company with respect to its operations for the fiscal year ended December 31, 2008, subject to ratification by the holders of Common Stock of the Company.

SECURITY OWNERSHIP

The following table sets forth information regarding the number of shares of Common Stock beneficially owned by the executive officers and directors of the Company and shareholders of the Company known to the Company to be the beneficial owners of more than five (5%) percent of its Common Stock at May 20, 2008:

Security Ownership of Beneficial Owners:

Title of Class	Name	Shares	Percent (1)
Common Stock	ECM Hoff Holding BV	74,471,320	49.58%

	Muermans Vast Goed Roermond BV	59,311,414	39.49%

		133,782,734	89.06%

Security Ownership of Management:

Title of Class	Name	Shares	Percent

Common Stock	Ted van Lidth de Jeude	0	0%

	Jerry Gruenbaum	1,883,410	1.25%

	Nathan Lapkin	1,883,410	1.25%

All Directors and Executive Officers as a group (3 persons)		3,766,820	2.51%

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid by the Company for services rendered during its last two fiscal years to Jerry Gruenbaum, the Company's Chief Executive Officer and Nathan Lapkin, the Company’s Chief Financial Officer. All Directors participated in the actions of the Board setting the compensation amounts paid to Mr. Gruenbaum and Mr. Lapkin.

Name / Position	Year	Salary	Bonus	Stock	Other	Total
Jerry Gruenbaum
Director and Chief Executive Officer	2007	$56,880	$0	118,552	$0	$175,432
	2006	0	0		0	0
Nathan Lapkin
Secretary and Chief Financial Officer	2007	$56,880	$0	118,552	$0	$175,432
	2006	0	0			0

FILINGS UNDER SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulation to furnish the Company with copies of all section 16(a) forms they file. The Company is working with such beneficial owners of more than ten percent of its Common Stock to file the report.

FINANCIAL INFORMATION

Fiscal year ended December 31, 2008 Annual Report and Form 10K of the Company accompanies this proxy statement.

DEADLINE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the annual meeting of the Company for fiscal year ended December 31, 2008 must be received by the Company no later than June 5, 2008 for inclusion in its proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is aware of no other matters, other than those described herein, to be brought before the meeting.  If any other matter should come before the meeting, the persons named in the enclosed form of Proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

Nathan Lapkin, Secretary

ROYAL INVEST INTERNATIONAL CORP.

Proxy Solicited on Behalf of the Board of Directors

For the Annual Meeting of Stockholders June 10, 2008

The undersigned authorizes Jerry Gruenbaum and Nathan Lapkin, as the Proxy Committee, to vote the common stock owned by the undersigned upon the nominees for director, ratification of the appointment of independent public accountants (as described in the Proxy) and upon all other matters brought before the Annual Meeting of Stockholders of Royal Invest International Corp. and/or adjournment(s) thereof.  The Proxy Committee cannot vote your shares unless your Proxy is SIGNED, DATED and RETURNED in a timely manner.

You are encouraged to specify your choices by marking in the appropriate boxes; however, it is not necessary to mark any box if you wish to vote in accordance with the recommendations of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR Items 1 and 2.

Item 1 Election of Directors:

Ted van Lidth de Jeude

Jerry Gruenbaum

Nathan Lapkin

Item 2 Ratification of Engagement of Independent Public Accountants-Meyler & Company.